SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2004

FLORIDA BANKS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-24683	58-2364573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 Belfort Road Suite 310 Jacksonville, Florida (Address of Principal Executive Offices)		32256 (Zip Code)

Registrant’s telephone number, including area code: (904) 332-7772

N/A
(Former Name or Former Address; if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     On March 17, 2004, Florida Banks, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it had entered into an agreement dated March 17, 2004 (the “Merger Agreement”) with The South Financial Group, Inc. (“TSFG”), providing for the acquisition of the Company by TSFG. Consummation of the transaction is subject to approval by the Company’s shareholders, receipt of regulatory approvals and other customary conditions. A copy of the Merger Agreement is attached as Exhibit 2.1 and a copy of the Press Release is attached as Exhibit 99.1. The Merger Agreement and the Press Release are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 17, 2004 between The South Financial Group, Inc. and Florida Banks, Inc.

99.1	Press Release dated March 17, 2004

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA BANKS, INC.
By:	/s/ T. Edwin Stinson, Jr.
T. Edwin Stinson, Jr.
Chief Financial Officer

March 18, 2004

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 17, 2004 between The South Financial Group, Inc. and Florida Banks, Inc.

99.1	The press release of Registrant dated March 17, 2004

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